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                                  EXHIBIT 10A

                                  SBM COMPANY

                                   FORM 10-K

                               DECEMBER 31, 1994

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                                FIRST AMENDMENT
                                       OF
                                  SBM COMPANY
                          THRIFT PLAN TRUST AGREEMENT
                               (1993 Restatement)


     THIS AGREEMENT, Made and entered into as of /s/ December 22, 1994, by and between SBM COMPANY, a Minnesota corporation (the "Principal Sponsor"), and FIRSTAR TRUST COMPANY OF MINNESOTA, as trustee (together with its successors, the "Trustee");

     WITNESSETH: That

     WHEREAS, The Principal Sponsor has heretofore established and maintained a profit sharing plan (the "Plan") which, in most recent amended and restated form, is embodied in a document dated November 1, 1993 and entitled "SBM COMPANY THRIFT PLAN TRUST AGREEMENT (1993 Restatement)" (the "Plan Statement"); and

     WHEREAS, The Principal Sponsor has reserved to itself the power to make amendments of the Plan Statement; and

     NOW, THEREFORE, The Plan Statement is hereby amended as follows:

1. EMPLOYER STOCK ACCOUNT. EFFECTIVE FOR PLAN YEARS BEGINNING ON OR AFTER JANUARY 1, 1995, SECTION 1.1.1 OF THE PLAN STATEMENT SHALL BE AMENDED BY THE ADDITION OF NEW SECTION (h) TO READ IN FULL AS FOLLOWS:

                    (h) Employer Stock Account - the Account maintained for each Participant to which is credited the Participant's allocable share of the Employer contributions made pursuant to Section 3.4 (or comparable provisions of the Prior Plan Statement, if any) for Plan Years beginning prior to January 1, 1995, that is invested in Employer securities pursuant to Section 10.9, together with any increase or decrease thereon.

2. TOTAL ACCOUNT. EFFECTIVE FOR PLAN YEARS BEGINNING ON OR AFTER JANUARY 1, 1995, SECTION 1.1.1(a) OF THE PLAN STATEMENT SHALL BE AMENDED BY THE ADDITION OF THE WORDS "EMPLOYER STOCK ACCOUNT" AFTER THE WORDS "ROLLOVER ACCOUNT."

3. SUSPENSE ACCOUNT. EFFECT FOR PLAN YEARS BEGINNING ON OR AFTER JANUARY 1, 1995, SECTION 1.1.1(g) OF THE PLAN STATEMENT SHALL BE AMENDED TO READ IN FULL AS
FOLLOWS:

                    (g) SUSPENSE ACCOUNT - the Account maintained for each Participant to which is credited the portion of the Participant's Employer Profit Sharing Account which is not Vested upon the occurrence of an Event of Maturity (pending reemployment or forfeiture pursuant to Section 6.2), together with any increase or decrease thereon.

4. VALUATION DATES. EFFECTIVE FOR PLAN YEARS BEGINNING ON OR AFTER JANUARY 1, 1995, SECTION 1.1.30 OF THE PLAN STATEMENT SHALL BE AMENDED TO READ IN FULL AS
FOLLOWS:

     1.1.30. Valuation Date - the last day of each calendar month and such additional dates, if any, as the Committee, in its discretion, may determine under rules; provided, however, that if any such day is not a business day, the valuation shall be made as of the immediately preceding business day.

5. VESTING SERVICE. EFFECTIVE FOR PLAN YEARS BEGINNING ON OR AFTER JANUARY 1, 1995, SECTIONS 1.1.32 (e) AND (f) OF THE PLAN STATEMENT SHALL BE AMENDED TO READ IN FULL AS FOLLOWS:

                    (e)  VESTING IN PRE-BREAK ACCOUNTS. If the employee has five
                         (5) or more consecutive One-Year Breaks in Service, the employee's service after such One-Year Breaks in Service shall not be counted as years of Vesting
                         Service for the purpose of determining the Vested percentage of that portion of the employee's Employer Profit Sharing Account derived from Employer contributions allocated with respect to the employee's service before such One-Year Breaks in Service and separately accounted for under Section 5.1.4.

                    (f)  VESTING IN  POST-BREAK  ACCOUNTS.  Subject to paragraph
                         (d) above, if the employee has any break in service occurring before or after the Effective Date, the employee's service both before and after such break in service shall be taken into account in computing the employee's Vesting Service for the purpose of determining the Vested percentage of that portion of the employee's Employer Profit Sharing Account derived from Employer contributions allocated with respect to the employee's service after such break in service and separately accounted for under Section 5.1.4; provided, however, that such service shall be counted only if the employer completes a year of Vesting Service following such break.

6. TRANSITIONAL RULES. EFFECTIVE FOR PLAN YEARS BEGINNING ON OR AFTER JANUARY 1, 1994, THE LAST SENTENCE IN SECTION 1.3 OF THE PLAN STATEMENT SHALL BE AMENDED TO READ IN FULL AS FOLLOWS:

Notwithstanding the general effective date of Section 1.1.8, all provisions and references in this Plan Statement referring to Retirement Savings Accounts, retirement savings contributions, Employer Matching Accounts, Employer matching contributions and Retirement Savings Agreements shall be effective January 1, 1995.

7. RETIREMENT SAVINGS AGREEMENT. EFFECTIVE FOR PLAN YEARS BEGINNING ON OR AFTER JANUARY 1, 1995, THE LAST SENTENCE IN SECTION 2.5.1 OF THE PLAN STATEMENT SHALL BE AMENDED TO READ IN FULL AS FOLLOWS:

A Participant may not amend the Retirement Savings Agreement if the Participant has amended the Retirement Savings Agreement in the prior twelve (12) months.

8. DISCRETIONARY MATCHING CONTRIBUTION. EFFECTIVE FOR EMPLOYER MATCHING CONTRIBUTIONS MADE FOR PLANS YEARS BEGINNING ON OR AFTER JANUARY 1, 1995,
SECTION 3.3.1 OF THE PLAN STATEMENT SHALL BE AMENDED TO READ IN FULL AS FOLLOWS:

     3.3.1. Discretionary Amount. The Employer shall determine a "matching percentage" and a "matching level" (that is, the highest percent of reduction in Recognized Compensation that will be matched) for a Plan Year. If the Employer makes no such determination for a Plan Year, the "matching percentage" and "matching level" shall each be zero percent (0%) for that Plan Year. The Employer shall contribute to the Trustee for deposit in the Fund and for crediting to the Participant's Employer Matching Account an amount which (taken together with forfeited Suspense Accounts, if any, to be reallocated as of the date of the contribution) will equal such "matching percentage" up to the "matching level" of the amount of reduction in Recognized Compensation for that Plan Year which was agreed to by the Participant pursuant to a Retirement Savings Agreement in effect for that Plan Year.

9. COMMINGLED SUBFUNDS. EFFECTIVE FOR COMMINGLED SUBFUNDS ESTABLISHED OR MAINTAINED ON OR AFTER JANUARY 1, 1995, SECTION 4.1.1 OF THE PLAN STATEMENT SHALL BE AMENDED TO READ IN FULL AS FOLLOWS:

     4.1.1. Establishing Commingled Subfunds. At the direction of the Committee, the Trustee shall divide the Fund into two (2) or more Subfunds, which shall serve as vehicles for the investment of Participants' Accounts. The Committee shall determine the general investment characteristics and objectives of each Subfund and, with respect to each Subfund, shall either (i) designate that the Trustee or an Investment Manager has investment discretion over such Subfund, or
(ii) designate one or more selected mutual funds (or comparable investment vehicle) to constitute such Subfund. The Trustee or Investment Manager, as the case may be, shall have complete investment discretion over each Subfund to which it has been assigned investment discretion, subject only to the general investment characteristics and objectives established for the particular
Subfund. Until otherwise determined by the Committee, the Subfunds to be maintained hereunder shall consist of the separate investment funds established and maintained under the Prior Plan Statement.

10. INDIVIDUAL SUBFUNDS SPECIAL RULES. EFFECTIVE FOR ESTABLISHING INDIVIDUAL SUBFUNDS ON OR AFTER JANUARY 1, 1995, SECTION 4.1.2(b) IS DELETED IN ITS
ENTIRETY WITHOUT REPLACEMENT; PROVIDED, HOWEVER, THAT ANY INDIVIDUAL SUBFUND CREATED PRIOR TO JANUARY 1, 1995 SHALL CONTINUE TO BE SUBJECT TO THE RULES CONTAINED IN SECTION 4.1.2(b) OF THE PRIOR PLAN STATEMENT.

11. VALUATION OF ACCOUNTS. EFFECTIVE FOR VALUING ACCOUNTS FOR PLAN YEARS BEGINNING ON OR AFTER JANUARY 1, 1994, THE FIRST PARAGRAPH IN SECTION 4.2 OF THE PLAN STATEMENT SHALL BE AMENDED TO READ IN FULL AS FOLLOWS:

The Trustee shall value the Fund and each Subfund as of each Valuation Date, which valuation shall reflect, as nearly as possible, the then fair market value of the assets comprising the Fund and each Subfund (including income accumulations therein); provided, however, that any portion of the Fund (or Subfund) invested in Employer securities shall be valued only as of the Annual Valuation Date. In making such valuations, the Trustee may rely upon information supplied by any Investment Manager having investment responsibility over any portion of the Fund.

12. VESTING. EFFECTIVE FOR DETERMINING VESTING FOR PLAN YEARS BEGINNING ON OR AFTER JANUARY 1, 1995, SECTION 5 OF THE PLAN STATEMENT SHALL BE AMENDED TO READ IN FULL AS FOLLOWS:

                                   SECTION 5

                                    VESTING

5.1. EMPLOYER PROFIT SHARING ACCOUNT.

     5.1.1.  PROGRESSIVE VESTING.  Except as hereinafter provided,  the Employer
Profit  Sharing  Account  of  each  Participant   shall  become  Vested  in  the
Participant in accordance with the following schedule.

                                          The Vested Portion of the
When the Participant Has Completed              Participant's
 the Following Years of                    Employer Profit Sharing
  Vesting Service:                             Account Will Be:
- ----------------------------------       --------------------------
Less than 5 years                                 66.7%
5 years but less than 6 years                     75.0%
6 years but less than 7 years                     80.0%
7 years or more                                  100.0%

     5.1.2. FULL VESTING. Notwithstanding any of the foregoing provisions for progressive vesting of Employer Profit Sharing Accounts of Participants, the entire Employer Profit Sharing Account of each Participant shall be fully Vested in the Participant upon the earliest occurrence of any of the following events while in the employment of the Employer or an Affiliate:

                    (a)  the Participant's death,

                    (b)  the Participant's attainment of Normal Retirement Age,

                    (c)  the Participant's Disability,

                    (d) a partial termination of the Plan which is effective as to the Participant, or

                    (e) a complete termination of the Plan or a complete discontinuance of Employer contributions hereto.

     5.1.3. FORFEITURE EVENT. A Participant who is not in the employment of the Employer or an Affiliate upon a complete termination of the Plan or a complete discontinuance of Employer contributions hereto shall be fully Vested if, on the date of such termination or discontinuance, such Participant has not had a "forfeiture event" as described below:

                    (a) the occurrence after an Event of Maturity of five (5) consecutive One-Year Breaks in Service,

                    (b) the Event of Maturity of a Participant who has no Vested interest in the Participant's Total Account,

                    (c) the distribution after an Event of Maturity to (or with respect to) a Participant of the entire Vested portion of the Total Account of the Participant, or

                    (d) the death of the Participant at a time and under circumstances which do not entitle the Participant to be fully (100%) Vested in the Participant's Total Account.

     5.1.4. SPECIAL RULE FOR PARTIAL DISTRIBUTIONS. If a distribution is made of less than the entire Employer Profit Sharing Account of a Participant who is not then fully (100%) Vested, then until the Participant becomes fully (100%) Vested in the Participant's Employer Profit Sharing Account, or terminates employment, whichever first occurs, (i) a separate account shall be established for the portion of the Employer Profit Sharing Account not so distributed and (ii) the Participant's Vested interest in such Account at any relevant time shall not be less than an amount ("X") determined by the formula: X = P(B + (R x D)). For the purpose of applying the formula, "P" is the Vested percentage at the relevant time (determined pursuant to Section 5); "B" is the separate account balance at the relevant time; "D" is the amount of the distribution; and "R" is the ratio of the separate account balance at the relevant time to the Employer Profit Sharing Account balance immediately after distribution.

     5.1.5. EFFECT OF BREAK ON VESTING. If a Participant who is not fully (100%) Vested incurs five (5) or more consecutive One-Year Breaks in Service, returns to Recognized Employment and is thereafter eligible for any additional allocation of Employer contributions, the Participant's undistributed Employer Profit Sharing Account, if any, attributable to Employer contributions allocated as of a date before such five (5) consecutive One-Year Breaks in Service and the Participant's new Employer Profit Sharing Account attributable to Employer contributions allocated as of a date after such five (5) consecutive One-Year Breaks in Service shall be separately maintained for vesting purposes until the Participant is fully (100%) Vested.

5.2. OTHER ACCOUNTS. The Retirement Savings Account,  Employer Matching Account,
Rollover   Account,   Employer  Stock  Account  and  Transfer  Account  of  each
Participant shall be fully (100%) Vested at all times.

13. DISPOSITION OF NONVESTED PORTION OF ACCOUNT. EFFECTIVE FOR PLAN YEARS BEGINNING ON OR AFTER JANUARY 1, 1995, SECTION 6.2 OF THE PLAN STATEMENT SHALL BE AMENDED TO READ IN FULL AS FOLLOWS:

6.2. DISPOSITION OF NONVESTED PORTION OF ACCOUNT. Upon the occurrence of a Participant's Event of Maturity, if the Participant's Employer Profit Sharing Account is not fully (100%) Vested in the Participant, the nonvested portion of the Participant's Employer Profit Sharing Account shall be transferred to the Participant's Suspense Account as of the Valuation Date coincident with or next following such Event of Maturity.

     6.2.1. REHIRE BEFORE ANNUAL VALUATION DATE. If such Participant is reemployed by the Employer or an Affiliate before the annual Valuation Date following the Participant's Event of Maturity, the portion of the Participant's Employer Profit Sharing Account which was not Vested upon such Event of Maturity (and, therefore, became the Participant's Suspense Account) shall be transferred back to and held in the Participant's Employer Profit Sharing Account under the Plan as of the Valuation Date coincident with or next following the reemployment date and it shall be held there pending the occurrence of another Event of Maturity effective as to the Participant, during which period of subsequent employment the Participant may become Vested in accordance with the provisions of Section 5.

     6.2.2. NO REHIRE BEFORE ANNUAL VALUATION DATE. If such Participant is not reemployed by the Employer or an Affiliate before the Annual Valuation Date following the Participant's Event of Maturity, the portion of the Participant's Employer Profit Sharing Account which was not Vested upon such Event of Maturity (and therefore became the Participant's Suspense Account):

                    (a) shall be forfeited as of the Annual Valuation Date coincident with or immediately following the Participant's Event of Maturity as provided in Section 6.2.3, and

                    (b) shall be restored to the Participant's Employer Profit Sharing Account (without adjustment for gains or losses after such Annual Valuation Date) as provided in
                         Section 6.2.4 if the Participant returns to employment with the Employer or an Affiliate and repays to the Trustee for deposit in the Fund and crediting to the Participant's Retirement Savings Account, Employer Matching Account or Employer Profit Sharing Account the entire amount, if any, distributed to (or with respect to) the Participant from such Accounts after the Event of Maturity. Such repayment cannot be "rolled over" from an individual retirement arrangement.

If the distribution was on account of separation from service, such repayment must be made, however, before the earlier of (i) five (5) years after the first day on which the Participant is subsequently reemployed by the Employer or Affiliate, or (ii) the close of the first period of five (5) consecutive One-Year Breaks in Service commencing after the distribution. If the distribution was on account of any other reason, such repayment must be made within five (5) years after the date of distribution. In either case, such repayment must be made before the occurrence of five (5) consecutive One-Year Breaks in Service after the Event of Maturity and before the termination of this Plan or the permanent discontinuance of Employer contributions to this Plan. The Vested portion of such Participant's Employer Profit Sharing Account (including such restoration and repayment) shall be determined under Section 5.1.1 or 5.1.4, as applicable.

     6.2.3. FORFEITURES. Forfeited Suspense Accounts shall be used first to restore any forfeited Suspense Accounts for rehired Participants as required in
Section 6.2.2, and any remaining portion shall be used to reduce Employer matching contributions otherwise required under Section 3.3. To the extent the forfeited Suspense Accounts are used to reduce Employer matching contributions, they shall be added to the reduced Employer matching contribution, if any, to be allocated, as of the Annual Valuation Date in the Plan Year in which the Participant's forfeiture event occurred (or as of any succeeding date), to the Employer Matching Accounts of eligible Participants as provided in Section 3.3. Next, any remaining portion shall then be added to the Employer discretionary contribution, if any, to be allocated as of such Annual Valuation Date to eligible Participants, as provided in Section 3.4. Any Suspense Accounts remaining at the termination of the Plan shall be considered to be a discretionary contribution and shall be allocated pursuant to Section 3.4.4 as if the Plan termination date were an Annual Valuation Date.

     6.2.4. RESTORATIONS. The restoration required under Section 6.2.2(b) shall be made on the Annual Valuation Date coincident with or next following the Participant's rehire. The amount necessary to make such restoration shall come first from Suspense Accounts that are to be forfeited on the Annual Valuation Date on which the restoration is to occur. If such Suspense Accounts are not adequate for this purpose, the rehiring Employer shall make a contribution adequate to make the restoration as of that Annual Valuation Date (in addition to any contributions made under Section 3). If the Participant is rehired by an Affiliate that is not an Employer, the amount necessary to make the restoration shall come first from Suspense Accounts of Participants that are to be forfeited on the Annual Valuation Date on which the restoration is to occur and, if such Suspense Accounts are not adequate for this purpose, then the Principal Sponsor shall make a contribution adequate to make the restoration as of that Annual Valuation Date (in addition to any contributions made under Section 3).

14. SMALL AMOUNT DISTRIBUTION. EFFECTIVE FOR DISTRIBUTIONS MADE ON OR AFTER JANUARY 1, 1994, SECTION 7.1.2 OF THE PLAN STATEMENT SHALL BE AMENDED TO READ IN FULL AS FOLLOWS:

A Vested Total Account which does not exceed (and has never exceeded) Three Thousand Five Hundred Dollars ($3,500) as of the Valuation Date coincident with or next following the occurrence of an Event of Maturity effective as to a Participant, shall be distributed to the Participant automatically in a single lump sum as of that date without a written application for distribution; provided, however, that if any portion of the Participant's Vested Total Account is invested in Employer securities, that portion shall be distributed as of (and as soon as administratively feasible after) the Annual Valuation Date that is coincident with or next following the Participant's Event of Maturity. A Participant who has no Vested interest in the Participant's Total Account as of the Participant's Event of Maturity shall be deemed to have received an immediate distribution of the Participant's entire interest in the Plan as of such Event of Maturity.

15. TIME OF DISTRIBUTION. EFFECTIVE FOR APPLICATIONS FOR DISTRIBUTIONS RECEIVED ON OR AFTER JANUARY 1, 1994, THE FIRST SENTENCE OF SECTION 7.2 OF THE PLAN STATEMENT SHALL BE AMENDED TO READ IN FULL AS FOLLOWS:

Upon the receipt of a proper application for distribution from the Distributee after the occurrence of an Event of Maturity effective as to a Participant, and after the Participant's Vested Total Account has been determined and the right of the Distributee to receive a distribution has been established, the Committee shall cause the Trustee to make or commence distribution of such Vested Total Account as of (and as soon as administratively feasible after) a Valuation Date specified by the Distributee which is not earlier than nor later than the dates specified below; provided, however, that distribution of the portion of the Participant's Vested Total Account invested in Employer securities shall only be made or commenced as of (and as soon as administratively feasible after) the Annual Valuation Date that is coincident with or next following the Valuation Date specified by the Distributee which is not earlier than nor later than the dates specified below.

16. SPECIAL RULES FOR DISTRIBUTION OF EMPLOYER SECURITIES. EFFECTIVE JANUARY 1, 1994, SECTION 7.2 OF THE PLAN STATEMENT SHALL BE AMENDED BY THE ADDITION OF
SECTION 7.2.3 TO READ IN FULL AS FOLLOWS:

     7.2.3. SPECIAL RULES FOR DISTRIBUTIONS OF EMPLOYER SECURITIES FOR 1994 PLAN YEAR. The following special rules shall apply to distributions of the portion of a Participant's Vested Total Account invested in Employer securities for the 1994 Plan Year:

                    (a) VALUATION OF EMPLOYER SECURITIES. Notwithstanding the rules contained in Section 4.2, the Trustee shall value the portion of the Fund invested in Employer securities as of the June 30, 1994 Valuation Date in addition to the Annual Valuation Date.

                    (b) SMALL AMOUNT DISTRIBUTION. Notwithstanding the rules contained in Section 7.1.2, with respect to any Participant described in Section 7.1.2 whose Event of Maturity occurred on or after January 1, 1994 and before July 1, 1994, automatic distribution of the portion of such Participant's Vested Total Account invested in Employer securities shall be made as of (and as soon as administratively feasible after) the June 30, 1994 Valuation Date.

                    (c)  TIME  OF   DISTRIBUTION.   In  addition  to  the  rules
                         contained in the first sentence of this Section 7.2, the following rules apply:

                           (i)      With respect to any Participant described in
                                    Section  7.2 who incurs an Event of Maturity
                                    on or after April 1, 1994 and before July 1,
                                    1994,   and   who   requests   a  lump   sum
                                    distribution    before    July   1,    1994,
                                    distribution   of  the   portion   of   such
                                    Participant's Vested Total Account invested in Employer securities shall be made as of (and as soon as administratively feasible after) the June 30, 1994 Valuation Date.

                           (ii)     With respect to any Participant described in
                                    Section  7.2 who incurs an Event of Maturity
                                    prior to April 1,  1994 and who  requests  a
                                    lump  sum  distribution  prior  to  April 1,
                                    1994,  distribution  of the  portion of such
                                    Participant's  Vested Total Account invested
                                    in Employer  securities  shall be made as of
                                    (and as soon  as  administratively  feasible
                                    after)  the  last   Valuation  Date  in  the
                                    calendar month immediately preceding the month that the Participant's application for distribution is approved by the Committee.

17. FORMS OF DISTRIBUTION. EFFECTIVE FOR DISTRIBUTIONS MADE ON OR AFTER JANUARY 1, 1995, SECTION 7.3.1 OF THE PLAN STATEMENT SHALL BE AMENDED TO READ IN FULL AS
FOLLOWS:

     7.3.1. FORMS AVAILABLE. At the direction of the Committee, the Trustee shall make distribution of the Participant's Vested Total Account to the Distributee in one of the following ways available to the Distributee as the Distributee shall designate in writing:

                    (a) VESTED TOTAL ACCOUNT OVER $3,500 BUT UNDER $20,000. If the Distributee is a Participant, and the Participant's Vested Total Account is greater than Three Thousand Five Hundred Dollars ($3,500) but less than Twenty Thousand Dollars ($20,000) as of the Valuation Date coincident with or next following the occurrence of an Event of Maturity effective as to the Participant, distribution shall be made at the option of the Participant in either:

                           (i)      a lump sum, or

                           (ii) a series of substantially equal installments payable monthly, quarterly, semi-annually or annually over a period of time not extending beyond the life expectancy of the Participant or the joint and last survivor life expectancy of the Participant and the Participant's Beneficiary.

                           If a Participant selects installments, no portion of the Participant's Vested Total Account shall be invested in Employer securities as of the Annual Valuation Date following the date that the Participant's application for distribution is approved by the Committee.

                    (b) VESTED TOTAL ACCOUNT $20,000 OR MORE. If the Distributee is a Participant, and the Participant's Vested Total Account is Twenty Thousand Dollars ($20,000) or more as of the Valuation Date coincident with or next following the occurrence of an Event of Maturity effective as to the Participant, distribution shall be made at the option of the Participant in one of the following ways:

                           (i) an immediate cash distribution of Twenty Thousand Dollars ($20,000) (or, if less, the amount in the Participant's Vested Total Account not invested in Employer securities) with the balance of the Vested Total Account being paid in a lump sum as of a Valuation Date following twelve (12) months after the Participant's Event of Maturity subject to
                                    Section 7.2, or

                           (ii)     a lump sum as of a  Valuation  Date
                                    following twelve (12) months after the Participant's Event of Maturity subject to
                                    Section 7.2, or

                           (iii) a series of substantially equal installments payable monthly, quarterly, semi-annually or annually over a period of time not extending beyond the life expectancy of the Participant or the joint and last survivor life expectancy of the Participant and the Participant's Beneficiary.

                           If a Participant selects installments, no portion of the Participant's Vested Total Account shall be invested in Employer securities as of the Annual Valuation Date following the date that the Participant's application for distribution is approved by the Committee.

                    (c) CONTINUED INSTALLMENTS TO BENEFICIARY. If the Distributee is a Beneficiary of a Participant who died while receiving installment payments, then in a series of substantially equal installments payable monthly, quarterly or annually which provides distribution to such Beneficiary at a rate (considering both time and amount) which is cumulatively at least as rapid as the rate of distribution commenced prior to the death of the Participant.

                    (d) LUMP SUM TO BENEFICIARIES. If the Distributee is a Beneficiary and (c) above does not apply or is not elected by the Beneficiary, the Participant's Vested Total Account shall be distributed in a lump sum subject to Sections 7.1 and 7.2.

18. DISTRIBUTION IN CASH OR EMPLOYER SECURITIES. EFFECTIVE FOR DISTRIBUTIONS MADE ON OR AFTER JULY 1, 1994, SECTION 7.6 OF THE PLAN STATEMENT SHALL BE AMENDED TO READ IN FULL AS FOLLOWS:

7.6. DISTRIBUTION IN CASH OR IN KIND. Distribution of a Participant's Vested Total Account shall be made in cash, with the following exceptions:

                    (a) EMPLOYER SECURITIES. If the Distributee has selected a lump sum distribution in accordance with Section 7.3, at the election of the Distributee, the portion of the Participant's Vested Total Account invested in Employer securities may be distributed in Employer securities; provided, however, that such distribution must comprise at least 100 shares of the Employer securities. Any such distribution of Employer securities shall be based upon the number of shares (as opposed to value) of Employer securities held in the Participant's Vested Total Account as of the Annual Valuation Date as of which distribution is being made pursuant to Section 7.2.

                    (b) PARTICIPANT LOANS AND INDIVIDUAL SUBFUNDS. If the Participant's Vested Total Account to be distributed consists in whole or in part of a Participant's unpaid promissory note, or is in whole or in part invested in an individual Subfund, the Trustee shall cause distribution of that portion of the Vested Total Account to be made in kind.

19. TERM OF LOAN. EFFECTIVE FOR LOANS MADE ON OR AFTER JANUARY 1, 1994, THE LAST SENTENCE IN SECTION 7.10.5 OF THE PLAN STATEMENT SHALL BE AMENDED TO READ IN FULL AS FOLLOWS:

The period shall not exceed five (5) years unless such loan is used to acquire the principal residence of the Participant and then it shall not exceed ten (10) years.

20. LOAN PROVISION. EFFECTIVE FOR LOANS MADE ON OR AFTER JANUARY 1, 1994, THE FIRST SENTENCE IN SECTION 7.10.12 OF THE PLAN STATEMENT SHALL BE AMENDED TO READ IN FULL AS FOLLOWS:

Prepayment of all or a portion of an outstanding loan's principal and interest shall be allowed.

21. INVESTMENT IN EMPLOYER SECURITIES. EFFECTIVE FOR PLAN YEARS BEGINNING ON OR AFTER JANUARY 1, 1995, SECTION 10.9 OF THE PLAN STATEMENT SHALL BE AMENDED TO READ IN FULL AS FOLLOWS:

10.9. INVESTMENT IN EMPLOYER SECURITIES. Notwithstanding any other provision of this Plan Statement, the Plan may acquire or hold any Employer security if it is a "qualifying employer security" (within the meaning of section 407(d)(5) of ERISA); provided, however, that the Plan may not acquire any Employer security if immediately after such acquisition the fair market value of Employer securities held by the Plan exceeds thirty three and one-third percent (33 1/3%) of the fair market value of the assets held in the Employer Matching Accounts, Employer Profit Sharing Accounts and Employer Stock Accounts and in the Suspense Accounts attributable to such Accounts. If the Trustee determines to invest in any "qualifying employer security," such securities shall be held only in the Employer Stock Accounts.

22. VOTING RIGHTS. EFFECTIVE FOR PLAN YEARS BEGINNING ON OR AFTER JANUARY 1, 1995, SECTION 10.10 OF THE PLAN STATEMENT SHALL BE AMENDED TO READ IN FULL AS
FOLLOWS:

10.10. VOTING OF EMPLOYER SECURITIES.

     10.10.1. COMMITTEE DIRECTION. Notwithstanding Section 10.6 or any other provision of this Plan Statement, the Committee shall have the right to direct the Trustee with respect to the voting of all Employer securities held in each Participant's or Beneficiary's Employer Stock Account; provided, however, that the Committee may from time to time determine in its discretion that such voting rights shall instead be passed through to and exercised by each Participant or Beneficiary whose Employer Stock Account holds Employer securities according to the procedures described in Section 10.10.2.

     10.10.2. PASS-THROUGH. If the Committee determines under Section 10.10.1 that Participants and Beneficiaries shall be given voting rights, then, upon receipt of a proxy, other proxy soliciting material and/or annual reports to security holders or other information concerning such voting rights, the following rules shall apply:

                    (a) PROCEDURES. The Trustee shall forward to each Participant and Beneficiary as of the Valuation Date immediately prior to the applicable record date, no later than five business days after the date it receives such material, (1) a properly executed proxy allowing the Participant or Beneficiary to vote (i)
                         indicating   the   number  of  shares   held  for  such
                         Participant or Beneficiary as of the Valuation Date immediately prior to the applicable record date and bearing the appropriate identification information,
                         (ii) the procedures to vote the Employer securities and
                         (iii) an envelope addressed to the Principal Sponsor, and (2) a copy of such proxy soliciting material and/or the annual report to security holders. The Trustee shall not vote and shall grant no other proxies with respect to Employer securities held in the Employer Stock Accounts. The Committee may prescribe from time to time for administrative convenience, additional conditions and limitations on the voting of Employer securities by such Participants and Beneficiaries.

                    (b) CONFIDENTIALITY. Participants and Beneficiaries shall have the right to determine confidentiality whether to vote the Employer securities.

23. TENDER OFFER. EFFECTIVE FOR PLAN YEARS BEGINNING ON OR AFTER JANUARY 1, 1995, SECTION 10.11 OF THE PLAN STATEMENT SHALL BE AMENDED TO READ IN FULL AS
FOLLOWS:

10.11. TENDER OR EXCHANGE OFFER OF EMPLOYER SECURITIES.

     10.11.1. COMMITTEE DIRECTION. Notwithstanding Section 10.6 or any other provision of this Plan Statement, the Committee shall have the right to direct the Trustee as to any tender, exchange or similar offer with respect to Employer securities held by the Plan; provided, however, that the Committee may determine in its discretion that such right shall be passed through to and exercised by each Participant or Beneficiary who has an Employer Stock Account that holds Employer securities according to the procedures described in Section 10.11.2.

     10.11.2. PASS-THROUGH. If the Committee determines under Section 10.11.1 that Participants and Beneficiaries shall be given the right to direct the Trustee with respect to any tender, exchange or similar offer, then, upon receipt of such offer, the following rules shall apply:

                    (a)  PROCEDURES.   The   Trustee   shall   forward  to  each
                         Participant or Beneficiary as of the Valuation Date immediately prior to such receipt, no later than five business days after such receipt, a copy of the offer accompanied by the procedures by which a Participant or Beneficiary may elect to tender or exchange the number of shares held for such Participant or Beneficiary as of the Valuation Date immediately prior to such receipt, which may contemplate that any such election may be made at a later time. Not later than ten business days prior to the expiration of the offer (the "Expiration Date"), the Trustee shall furnish to each Participant or Beneficiary a form providing binding instructions to the Trustee whether to accept or reject such offer with respect to such number of shares and an envelope addressed to the Trustee to return such instructions. All such instructions shall be received by the Trustee no later than five business days prior to the Expiration Date (unless a shorter time period is acceptable to the Trustee). Any Participant or Beneficiary may revoke such instructions by writing addressed to the Trustee received no later than one business day prior to the Expiration Date. On the Expiration Date, the Trustee shall accept the offer with respect to that number of shares for which it has so received instructions that have not been revoked.

                    (b) CONFIDENTIALITY. Participants and Beneficiaries shall have the right to determine confidentially whether the offer will be accepted.

                    (c) PRORATION. If less than all shares offered by the Trustee are accepted by the offeror, the shares sold or exchanged for each Participant or Beneficiary shall be in the same ratio to the number of shares in the Total Account of such Participant or Beneficiary as the total number of shares accepted bears to the total number of shares offered.

                    (d) FUTURE INVESTMENTS. The proceeds from the sale or exchange of Employer securities pursuant to this
                         Section  10.11  shall be  transferred  to the  Employer
                         Stock Account of a Participant or Beneficiary and (notwithstanding Section 4.2) shall be invested by the Trustee pursuant to Section 10.6 and shall not be invested in Employer securities. All future contributions of the Employer to the Participant's Employer Stock Account (notwithstanding Section 4.2) shall be invested by the Trustee pursuant to Section
                         10.6 and shall not be invested in Employer securities.

24. SAVINGS CLAUSE. SAVE AND EXCEPT AS HEREIN EXPRESSLY AMENDED, THE PLAN STATEMENT SHALL CONTINUE IN FULL FORCE AND EFFECT.


     IN WITNESS WHEREOF, Each of the parties hereto has caused these presents to be executed, all as of the day and year first above written.



FIRSTAR TRUST COMPANY OF                     SBM COMPANY
    MINNESOTA


By ____________________________          By ____________________________
/s/Karen W. Peterson                        /s/Keith O. Martens
   ____________________________             ____________________________
   Its /s/Assistant Vice President          Its /s/Vice President-Investments

And ___________________________          And ____________________________
   /s/Thomas G. Kieffer                      /s/Lori L. Nuebel
   ____________________________              ____________________________
   Its /s/Assistant Vice President           Its /s/Asst. Vice President